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                                                                    Exhibit 23.1




              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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The Board of Directors
The Rouse Company:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.




                                          /s/ KPMG PEAT MARWICK LLP
                                          -------------------------
                                            KPMG PEAT MARWICK LLP


Baltimore, Maryland
January 19, 1995